UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	02/29/08

ITEM 1.            REPORT TO STOCKHOLDERS

FEBRUARY 29, 2008

Semiannual Report
to Shareholders

DWS International Value
Opportunities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 29, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 3.51%, 4.31% and 3.26% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/08
DWS International Value Opportunities Fund	6-Month‡	1-Year	Life of Fund*
Class A	.08%	6.88%	13.77%
Class C	-.36%	5.96%	12.90%
Institutional Class	.08%	7.15%	14.09%
MSCI EAFE Index+	-4.71%	.84%	10.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 2/29/08	$ 11.95	$ 11.97	$ 11.94
8/31/07	$ 12.27	$ 12.25	$ 12.27
Distribution Information: Six Months as of 2/29/08: Income Dividends	$ .09	$ —	$ .12
Capital Gain Distributions	$ .25	$ .25	$ .25
Class A Lipper Rankings — International Large-Cap Value Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	59	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Value Opportunities Fund — Class A [] MSCI EAFE Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/08
DWS International Value Opportunities Fund		1-Year	Life of Class*
Class A	Growth of $10,000	$10,073	$11,666
	Average annual total return	.73%	9.77%
Class C	Growth of $10,000	$10,596	$12,222
	Average annual total return	5.96%	12.90%
MSCI EAFE Index+	Growth of $10,000	$10,084	$11,738
	Average annual total return	.84%	10.09%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS International Value Opportunities Fund — Institutional Class [] MSCI EAFE Index+

Comparative Results as of 2/29/08
DWS International Value Opportunities Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,071,500	$1,243,600
	Average annual total return	7.15%	14.09%
MSCI EAFE Index+	Growth of $1,000,000	$1,008,400	$1,173,800
	Average annual total return	.84%	10.09%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 3.33% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 2/29/08
DWS International Value Opportunities Fund	6-Month‡	1-Year	Life of Fund*
Class S	.11%	7.10%	14.02%
MSCI EAFE Index+	-4.71%	.84%	10.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/29/08	$ 11.94
8/31/07	$ 12.27
Distribution Information: Six Months as of 2/29/08: Income Dividends	$ .11
Capital Gain Distributions	$ .25
Class S Lipper Rankings — International Large-Cap Value Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	2	of	59	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Value Opportunities Fund — Class S [] MSCI EAFE Index+

Comparative Results as of 2/29/08
DWS International Value Opportunities Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$10,710	$12,424
	Average annual total return	7.10%	14.02%
MSCI EAFE Index+	Growth of $10,000	$10,084	$11,738
	Average annual total return	.84%	10.09%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2007 to February 29, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 1,000.80	$ 996.40	$ 1,001.10	$ 1,000.80
Expenses Paid per $1,000*	$ 8.01	$ 11.52	$ 6.82	$ 6.82
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 1,016.86	$ 1,013.33	$ 1,018.05	$ 1,018.05
Expenses Paid per $1,000*	$ 8.07	$ 11.61	$ 6.87	$ 6.87
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS International Value Opportunities Fund+	1.61%	2.32%	1.37%	1.37%
+ The ratio of expenses excluding interest expense was 1.56%, 2.27%, 1.32% and 1.32% for Classes A, C, S and Institutional Class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Klaus Kaldemorgen and Portfolio Manager Carmen Weber discuss the recent market environment and DWS International Value Opportunities Fund's strategy during the six-month period ended February 29, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the international stock markets perform during the semiannual period?

A: International equities lost ground during the past six months, reflecting concerns that problems in the US housing, credit and banking sectors are spilling over to the broader world economy. As was the case in the US stock market, this led to underperformance for the types of stocks most vulnerable to these issues: financial, real estate and consumer shares. At the same time, however, investors were encouraged by the continued strength in worldwide economic growth relative to the United States. In addition, persistent strength in major global currencies relative to the US dollar provided a further boost to returns for US investors.1 As a result, while international equities lost ground for the period, the asset class still outperformed the US market. During the past six months, the MSCI EAFE® Index — the fund's benchmark — returned -4.71%, compared with -8.79% for the Standard & Poor's 500® (S&P 500) Index.2,3 This continues a

1 When the fund buys shares traded on foreign exchanges, it must first convert its US dollars into foreign currencies. As a result, a decline in the dollar — and corresponding rise in the value of foreign currencies — increases the value of its investments.
2 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
3 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include any fees or expenses. It is not possible to invest directly into an index.

How is the fund managed?

"Our investment approach combines both bottom-up stock picking and a top-down, thematic component. We are strict value investors in that we look for stocks that are attractively valued by traditional measures, such as lower price-to-book ratios, higher dividend yields and stable cash flows. Most important, we look to invest in stocks that are fundamentally mispriced and where there is a catalyst for a positive repricing to occur over time. Our goal is to construct a focused portfolio of what we see as the 50-70 best investment ideas in the international markets, even if this causes the portfolio's sector and regional weightings to deviate from the benchmark index. While some of the portfolio's holdings naturally are among the most recognizable stocks in the overseas markets, we believe having the flexibility to invest in smaller off-benchmark companies is critical to achieving long-term outperformance.

While the primary focus of the fund is on individual stock selection, the top-down component plays an important part in determining where we look for opportunities. We use a wide range of inputs to assess the broader investment environment, including the global economic cycle, growth trends, interest rates, money flows and trends in demographics, politics and technology. Valuations of the broader markets and an assessment of investor sentiment also are important elements of our approach."

Portfolio Manager Carmen Weber

long-standing trend of outperformance for the international markets, as the MSCI EAFE is now well ahead of the S&P 500 for the three-, five- and 10-year periods.

Q: How did the fund perform?

A: We are pleased to report that the fund effectively navigated this challenging market environment. The total return of the fund's Class A shares for the semiannual period ended February 29, 2008 was 0.08%, ahead of the MSCI EAFE Index. The fund's one-year return of 6.88% also compares well with the 0.84% return of the index. And since its commencement of operations on July 5, 2006, the fund's total return of 13.77% is soundly ahead of the 10.09% return for the benchmark during the same period. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

Q: What elements of the fund's positioning made the largest contribution to performance?

A: We added significant value by holding a substantial underweight in financial stocks, the worst-performing segment of the market. On August 31, 2007, the fund held 22% of assets in financials, but this percentage had been reduced to 5% by February 29, 2008.4 In comparison, financials made up 26% of the benchmark at the close of the period. This move, which represented an active effort to position the portfolio more defensively, was based not just on individual company fundamentals, but also on our analysis of the broader factors affecting the market.

We shifted the majority of the proceeds from these sales into cash, bringing the fund's cash weighting as high as 20% during the reporting period. We eventually put some of this money to work, reducing the fund's cash weighting to 10% by the end of February 2008. The decision to keep a large portion of the fund's assets out of the market was a positive for performance given the ongoing weakness in stock prices.

The fund also benefited from an overweight in the basic materials sector, which performed well on the strength of both sharply rising commodities prices and the continued robust growth of the developing world. Stock selection in the materials sector also was a source of outperformance. Shares of Fortescue Metals Group Ltd., an Australia-based explorer of iron ore, rallied when supply disruptions caused ore prices to surge. Since Fortescue is the fund's largest holding in the materials sector, its strong showing had a substantial positive impact on returns. Another beneficiary of supply disruptions was Aquarius Platinum Ltd. Electricity shortages in South Africa led to shutdowns in that country's platinum mines, contributing to a gain of approximately 50% in the price of the platinum during the past six months. The third-largest contributor in the materials sector was the Canadian company Yamana Gold, Inc., whose shares rallied behind the falling US dollar and the sharply rising price of gold.

The energy sector, where the leading winners were Petroleo Brasileiro SA ("Petrobras") and Galp Energia, SGPS, SA, was a further source of strength for the fund. Both companies benefited from their ownership stakes in a consortium that discovered vast reserves of oil and gas in two fields off the coast of Brazil. The first, the Tupi oil field, has about eight billion barrels of light crude oil — roughly equivalent to the total reserves of Norway. The second, just 23 miles to the west of the Tupi field, is a natural gas deposit that appears to be just as large. Amid a favorable environment for energy shares in general, both stocks gained significantly on this news.

Rounding out the list of sectors in which we added value was industrials, where the fund had a significant overweight at about 24% of assets versus 12% for the benchmark. Given the sector's outperformance, this large relative weighting had a positive impact on performance. We also added value through holdings in three defense companies: Raytheon Co., BAE Systems PLC and Chemring Group PLC. We are seeing opportunity in the defense industry given that it is fairly insulated from the effects of slower economic growth. All three stocks performed well, a positive since together they made up about 5% of the portfolio as of February 29, 2008.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What holdings detracted from the fund's results?

A: In an otherwise positive period for the fund, two holdings stood out as detractors. The first was Stepstone ASA, a Norwegian company that provides an on-line platform for job seekers and employers. Amid an environment in which slowing economic growth was a key investor concern, staffing-related companies generally underperformed. The second was Eurokai KGaA, a stock we cited in our August 2007 shareholder report as being a leading contributor. An operator of container terminals throughout Europe, Eurokai has seen its shares lose ground on concerns that slower global growth will lead to a decline in container shipments. We continue to hold the stock in the fund, believing its earnings will remain stable due to the fact that a substantial portion of its revenues come from long-term contracts.

Also detracting from performance was the fund's position in alternative energy stocks such as Manz Automation AG and Roth & Rau AG. While still trading far above our original purchase prices, the fund's holdings in the alternative energy sector declined sharply during the final two months of the report period.

Q: What is your overall view on the international equity markets?

A: We believe equities' poor recent performance indicates that many investors remained too positive in the face of an increasingly problematic financial crisis. Now, it appears that people are finally beginning to understand the potential economic impact of the global credit freeze. The result has been that, in contrast to a year ago, it is becoming easier to find true value stocks. Even as certain sectors have performed well, including materials, energy and industrials, over half the stocks in our universe have fallen by at least 20% during the past year. We believe this has created a more fertile stock-picking environment for investors who seek to establish long-term positions in undervalued companies. While we remain cautious, we also view market volatility as an opportunity rather than a challenge.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	2/29/08	8/31/07

Common Stocks	88%	99%
Cash Equivalents	10%	—
Preferred Stocks	2%	1%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	2/29/08	8/31/07

Europe (excluding the United Kingdom)	61%	65%
United Kingdom	16%	25%
Japan	9%	6%
United States and Canada	6%	2%
Pacific Basin	5%	2%
Latin America	2%	—
Other	1%	—
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	2/29/08	8/31/07

Industrials	24%	19%
Materials	18%	19%
Energy	15%	9%
Consumer Staples	9%	9%
Telecommunication Services	8%	6%
Information Technology	7%	4%
Utilities	6%	8%
Consumer Discretionary	6%	4%
Financials	5%	22%
Health Care	2%	—
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 29, 2008 (25.1% of Net Assets)	Country	Percent
1. Sociedad General de Aguas de Barcelona SA Distributer and supplier of drinking water	Spain	3.3%
2. Fortescue Metals Group Ltd. Explorer of iron ore	Australia	3.1%
3. Xstrata PLC A diversified mining group	Switzerland	2.7%
4. Koninklijke (Royal) KPN NV Provides telecommunication services	Netherlands	2.5%
5. Vodafone Group PLC Provider of mobile telecommunications	United Kingdom	2.4%
6. Muenchener Rueckversicherungs-Gesellschaft AG Provider of various financial services	Germany	2.3%
7. BAE Systems PLC Develops and supports advanced aerospace systems	United Kingdom	2.3%
8. Oesterreichische Elektrizitaetswirtschafts AG Generates and distributes electricity	Austria	2.2%
9. Galp Energia, SGPS, SA Explorer for and producer of oil and natural gas	Portugal	2.2%
10. INTERSEROH AG Provider of waste management services	Germany	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 29, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 83.7%
Australia 4.4%
Fortescue Metals Group Ltd.*	100,000	706,113
Northern Iron Ltd.*	100,000	314,516
(Cost $861,443)		1,020,629
Austria 2.4%
Oesterreichische Elektrizitaetswirtschafts AG "A"	7,000	516,632
Strabag SE*	538	32,806
(Cost $511,916)		549,438
Bermuda 0.6%
Aquarius Platinum Ltd. (Cost $110,115)	10,000	150,297
Brazil 1.8%
Petroleo Brasileiro SA (ADR) (Cost $336,945)	3,500	410,690
Canada 2.0%
Yamana Gold, Inc. (Cost $342,747)	25,000	449,835
France 2.1%
Total SA (Cost $518,275)	6,500	490,825
Germany 20.5%
Allianz SE (Registered)	2,500	438,515
BASF SE	2,000	253,301
Daldrup & Soehne AG*	8,000	289,573
Deutsche Lufthansa AG (Registered)	15,000	353,788
Deutsche Post AG (Registered)	6,500	214,589
Hamburger Hafen-und Logistik AG*	1,500	115,728
INTERSEROH AG	6,500	492,470
Manz Automation AG*	1,800	406,109
Metro AG	5,000	417,929
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,000	523,838
Roth & Rau AG*	1,529	367,892
Stada Arzneimittel AG	5,944	417,840
Vossloh AG	3,000	418,000
(Cost $4,300,654)		4,709,572
Italy 2.3%
Eni SpA	9,000	311,157
Landi Renzo SpA*	54,180	221,725
(Cost $610,143)		532,882
Japan 7.5%
IBIDEN Co., Ltd.	8,000	382,386
Japan Tobacco, Inc.	80	403,180
Mitsubishi Corp.	13,000	396,224
Nissha Printing Co., Ltd.	5,000	210,522
Sony Corp.	7,000	327,197
(Cost $1,792,665)		1,719,509
Netherlands 4.0%
Koninklijke (Royal) KPN NV	30,000	566,477
Royal Dutch Shell PLC "A"	10,015	358,564
(Cost $922,133)		925,041
Norway 4.9%
Aker Yards AS	40,000	357,979
Stepstone ASA*	110,000	355,427
Telenor ASA*	20,000	409,986
(Cost $1,229,936)		1,123,392
Portugal 2.2%
Galp Energia, SGPS, SA "B" (Cost $446,044)	20,000	510,107
Russia 1.5%
Gazprom (ADR) (Cost $393,563)	7,000	355,600
Spain 4.2%
Sociedad General de Aguas de Barcelona SA "A"	17,535	751,875
Tubos Reunidos SA	32,897	202,992
(Cost $849,259)		954,867
Sweden 2.0%
Boliden AB (Cost $455,107)	40,000	459,986
Switzerland 4.8%
Nestle SA (Registered)	1,000	477,941
Xstrata PLC	8,000	627,519
(Cost $896,787)		1,105,460
United Kingdom 13.8%
Anglo American PLC	5,095	322,967
BAE Systems PLC	55,000	523,419
British American Tobacco PLC	9,800	366,891
Chemring Group PLC	5,000	243,097
Compass Group PLC	67,000	432,820
CSR PLC*	30,000	188,368
Reuters Group PLC	20,000	236,960
Tanfield Group PLC*	150,000	305,523
Vodafone Group PLC	170,000	545,600
(Cost $3,006,133)		3,165,645
United States 2.7%
ENSCO International, Inc.	5,000	299,200
Raytheon Co.	5,000	324,200
(Cost $627,803)		623,400
Total Common Stocks (Cost $18,211,668)		19,257,175

Preferred Stocks 1.6%
Germany
Eurokai KGaA (Cost $282,807)	3,500	366,981

Cash Equivalents 9.1%
Cash Management QP Trust, 3.89% (a) (Cost $2,094,187)	2,094,187	2,094,187
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $20,588,662)+	94.4	21,718,343
Other Assets and Liabilities, Net	5.6	1,284,047
Net Assets	100.0	23,002,390
* Non-income producing security
+ The cost for federal income tax purposes was $20,596,271. At February 29, 2008, net unrealized appreciation for all securities based on tax cost was $1,122,072. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,612,011 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $489,939.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited)
Assets
Investments in securities, at value (cost $18,494,475)	$ 19,624,156
Investment in Cash Management QP Trust (cost $2,094,187)	2,094,187
Total investments, at value (cost $20,588,662)	21,718,343
Cash	614
Foreign currency, at value (cost $1,208,074)	1,240,646
Receivable for Fund shares sold	61,268
Receivable for investments sold	567,877
Dividends receivable	6,258
Interest receivable	9,950
Foreign taxes recoverable	13,872
Other assets	28,925
Total assets	23,647,753
Liabilities
Payable for investments purchased	562,176
Payable for Fund shares redeemed	15,455
Other accrued expenses and payables	67,732
Total liabilities	645,363
Net assets, at value	$ 23,002,390
Net Assets Consist of
Accumulated distributions in excess of net investment income	(100,082)
Net unrealized appreciation (depreciation) on: Investments	1,129,681
Foreign currency	34,204
Accumulated net realized gain (loss)	(311,258)
Paid-in capital	22,249,845
Net assets, at value	$ 23,002,390

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,168,823 ÷ 432,398 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.95
Maximum offering price per share (100 ÷ 94.25 of $11.95)	$ 12.68

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,985,949 ÷ 332,863 shares of capital stock outstanding, $.01 par value, 60,000,000 shares authorized)
$ 11.97
Class S Net Asset Value, offering and redemption price(a) per share ($4,596,736 ÷ 384,894 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.94
Institutional Class Net Asset Value, offering and redemption price(a) per share ($9,250,882 ÷ 774,521 shares of capital stock outstanding, $.01 par value, 60,000,000 shares authorized)	$ 11.94
(a) Redemption price per share held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $9,645)	$ 106,412
Interest	8,643
Interest — Cash Management QP Trust	34,411
Total Income	149,466
Expenses: Management fee	85,572
Administration fee	11,798
Distribution and service fees	20,498
Services to shareholders	7,886
Custodian fee	29,858
Legal	15,762
Audit and tax fees	26,450
Directors' fees and expenses	1,033
Interest expense on foreign cash overdrafts	11,144
Reports to shareholders	31,850
Registration fees	15,441
Other	5,956
Total expenses before expense reductions	263,248
Expense reductions	(88,747)
Total expenses after expense reductions	174,501
Net investment income (loss)	(25,035)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(28,662)
Foreign currency	(428)
(29,090)
Change in net unrealized appreciation (depreciation) on: Investments	(71,051)
Foreign currency	37,824
(33,227)
Net gain (loss)	(62,317)
Net increase (decrease) in net assets resulting from operations	$ (87,352)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Operations: Net investment income (loss)	$ (25,035)	$ 170,538
Net realized gain (loss)	(29,090)	81,683
Change in net unrealized appreciation (depreciation)	(33,227)	1,060,455
Net increase (decrease) in net assets resulting from operations	(87,352)	1,312,676
Distributions to shareholders from: Net investment income: Class A	(35,199)	—
Class C	—	—
Class S	(35,967)	—
Institutional Class	(87,410)	—
Net realized gains: Class A	(100,339)	(16,016)
Class C	(74,225)	(3,012)
Class S	(79,363)	(23,240)
Institutional Class	(182,409)	(19,427)
Total distributions	(594,912)	(61,695)
Fund share transactions: Proceeds from shares sold	7,186,956	14,430,162
Reinvestment of distributions	529,428	59,784
Cost of shares redeemed	(4,397,809)	(636,733)
Redemption fees	—	742
Net increase (decrease) in net assets from Fund share transactions	3,318,575	13,853,955
Increase (decrease) in net assets	2,636,311	15,104,936
Net assets at beginning of period	20,366,079	5,261,143
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $100,082 and $83,529, respectively)	$ 23,002,390	$ 20,366,079

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008[a]	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	.19	.02
Net realized and unrealized gain (loss)	.04[d]	1.93	.23
Total from investment operations	.02	2.12	.25
Less distributions from: Net investment income	(.09)	(.10)	—
Net realized gains	(.25)	—	—
Total distributions	(.34)	(.10)	—
Redemption fees	—	.00***	—
Net asset value, end of period	$ 11.95	$ 12.27	$ 10.25
Total Return (%)[e,f]	.08**	20.67	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	1
Ratio of expenses before expense reductions (%)	2.41*	4.51	9.51*
Ratio of expenses after expense reductions (%)	1.61g*	2.05[g]	1.56*
Ratio of net investment income (loss) (%)	(.21)*	1.62	1.74*
Portfolio turnover rate (%)	110**	127	7**
[a] For the six months ended February 29, 2008 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[c] Based on average shares outstanding during the period.
[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended February 29, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values on the investments on the Fund.
[e] Total return does not reflect the effect of any sales charges.
[f] Total returns would have been lower had certain expenses not been reduced.
[g] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.56% and 1.51% for the periods ended February 29, 2008 and August 31, 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2008[a]	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.25	$ 10.23	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	.10	.01
Net realized and unrealized gain (loss)	.03[d]	1.93	.22
Total from investment operations	(.03)	2.03	.23
Less distributions from: Net investment income	—	(.01)	—
Net realized gains	(.25)	—	—
Total distributions	(.25)	(.01)	—
Redemption fees	—	.00***	—
Net asset value, end of period	$ 11.97	$ 12.25	$ 10.23
Total Return (%)[e,f]	(.36)**	19.90	2.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	1
Ratio of expenses before expense reductions (%)	3.12*	5.31	10.26*
Ratio of expenses after expense reductions (%)	2.32g*	2.85[g]	2.31*
Ratio of net investment income (loss) (%)	(.92)*	.82	.99*
Portfolio turnover rate (%)	110**	127	7**
[a] For the six months ended February 29, 2008 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[c] Based on average shares outstanding during the period.
[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended February 29, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values on the investments on the Fund.
[e] Total return does not reflect the effect of any sales charges.
[f] Total returns would have been lower had certain expenses not been reduced.
[g] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 2.27% and 2.31% for the periods ended February 29, 2008 and August 31, 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2008[a]	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.00***	.21	.03
Net realized and unrealized gain (loss)	.03[d]	1.94	.22
Total from investment operations	.03	2.15	.25
Less distributions from: Net investment income	(.11)	(.13)	—
Net realized gains	(.25)	—	—
Total distributions	(.36)	(.13)	—
Redemption fees	—	.00***	—
Net asset value, end of period	$ 11.94	$ 12.27	$ 10.25
Total Return (%)[e]	.11**	21.07	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	1
Ratio of expenses before expense reductions (%)	2.30*	4.33	9.44*
Ratio of expenses after expense reductions (%)	1.37f*	1.85[f]	1.31*
Ratio of net investment income (loss) (%)	.03*	1.82	1.99*
Portfolio turnover rate (%)	110**	127	7**
[a] For the six months ended February 29, 2008 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[c] Based on average shares outstanding during the period.
[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended February 29, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values on the investments on the Fund.
[e] Total returns would have been lower had certain expenses not been reduced.
[f] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.31% for the periods ended February 29, 2008 and August 31, 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2008[a]	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.00***	.22	.03
Net realized and unrealized gain (loss)	.04[d]	1.93	.22
Total from investment operations	.04	2.15	.25
Less distributions from: Net investment income	(.12)	(.13)	—
Net realized gains	(.25)	—	—
Total distributions	(.37)	(.13)	—
Redemption fees	—	.00***	—
Net asset value, end of period	$ 11.94	$ 12.27	$ 10.25
Total Return (%)[e]	.08**	21.23	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	1
Ratio of expenses before expense reductions (%)	2.17*	4.26	9.12*
Ratio of expenses after expense reductions (%)	1.37f*	1.80[f]	1.26*
Ratio of net investment income (loss) (%)	.03*	1.87	2.04*
Portfolio turnover rate (%)	110**	127	7**
[a] For the six months ended February 29, 2008 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[c] Based on average shares outstanding during the period.
[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended February 29, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values on the investments on the Fund.
[e] Total returns would have been lower had certain expenses not been reduced.
[f] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.26% for the periods ended February 29, 2008 and August 31, 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS International Value Opportunities Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions of both of the two open tax periods as of August 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal periods remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 29, 2008, purchases and sales of investment securities aggregated $21,782,454 and $21,567,046, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.80%
Next $500 million of such net assets	.78%
Next $1.0 billion of such net assets	.76%
Over $2.0 billion of such net assets	.74%

For the period from September 1, 2007 through September 30, 2007 the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.56%
Class C	2.31%
Class S	1.31%
Institutional Class	1.26%

Effective October 1, 2007 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxers brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.57%
Class C	2.32%
Class S	1.32%
Institutional Class	1.32%

Accordingly, for the six months ended February 29, 2008, the Advisor waived all of its management fees, which resulted in an annualized effective rate of 0.0% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $1,059 of sub-record keeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets and prior to October 1, 2007 a $50,000 minimum per year, whichever was greater, computed and accrued daily and payable monthly. For the six months ended February 29, 2008, DIMA earned an Administration Fee of $11,798, of which $516 was waived and $5,052 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC, and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder serving fee it receives from the Fund. For the six months ended February 29, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 29, 2008
Class A	$ 1,213	$ —	$ 123
Class C	384	—	190
Class S	1,488	1,488	—
Institutional Class	112	112	—
	$ 3,197	$ 1,600	$ 313

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 29, 2008, the Distribution Fee was as follows.

Distribution Fee	Total Aggregated	Unpaid at February 29, 2008
Class C	$ 13,629	$ 2,322

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2008	Annualized Effective Rate
Class A	$ 3,863	$ 1,345.17%
Class C	3,006	892.17%
	$ 6,869	$ 2,237

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2008 aggregated $2,201.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended February 29, 2008, DWS-SDI received $44 for Class C shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,850, of which $6,200 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At February 29, 2008, the Advisor and other affiliated funds held approximately 20% and 35% of the outstanding shares of the Fund, respectively.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2008		Year Ended August 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	222,059	$ 2,862,478	128,599	$ 1,480,435
Class C	96,250	1,222,768	148,044	1,662,892
Class S	126,900	1,571,820	220,259	2,563,378
Institutional Class	125,989	1,529,890	698,511	8,723,457
		$ 7,186,956		$ 14,430,162
Shares issued to shareholders in reinvestment of distributions
Class A	9,652	$ 121,805	1,348	$ 15,264
Class C	4,121	52,175	224	2,548
Class S	6,791	85,629	1,995	22,545
Institutional Class	21,398	269,819	1,719	19,427
		$ 529,428		$ 59,784
Shares redeemed
Class A	(54,493)	$ (688,706)	(9,258)	$ (110,416)
Class C	(41,426)	(527,363)	(2,232)	(26,754)
Class S	(68,377)	(872,760)	(28,805)	(339,920)
Institutional Class	(184,231)	(2,308,980)	(13,865)	(159,643)
		$ (4,397,809)		$ (636,733)
Redemption fees		$ —		$ 742
Net increase (decrease)
Class A	177,218	$ 2,295,577	120,689	$ 1,385,362
Class C	58,945	747,580	146,036	1,638,705
Class S	65,314	784,689	193,449	2,246,647
Institutional Class	(36,844)	(509,271)	686,365	8,583,241
		$ 3,318,575		$ 13,853,955

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and Deutsche Asset Management International GmbH ("DeAMi") in September 2007.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to DeAMi is paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's and DeAMi's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the six-month period ended June 30, 2007, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the six-month period ended June 30, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and DeAMi. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and DeAMi have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and DeAMi regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or DeAMi, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DNVAX	DNVCX	DNVSX	DNVIX
CUSIP Number	23337R 650	23337R 643	23337R 627	23337R 635
Fund Number	455	755	2355	591

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Value Opportunities Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Value Opportunities Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 28, 2008